Fees Summary	Feb. 18, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	172,625.00
Total Transaction Valuation	1,250,000,000.00
Total Offset Amount	0.00
Net Fee	$ 172,625.00